UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2023

Claros Mortgage Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40993	47-4074900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mack Real Estate Credit Strategies, L.P. 60 Columbus Circle 20th Floor
New York, New York		10023
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 484-0050

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2023, Claros Mortgage Trust, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2023 and distributed certain supplemental financial information. Copies of the press release and supplemental financial information are furnished herewith as Exhibits 99.1 and 99.2, respectively. The press release and supplemental financial information have also been posted in the investor relations/presentations section of the Company’s website at www.clarosmortgage.com.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release and supplemental financial information attached to this report as Exhibits 99.1 and 99.2, respectively, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company issued a press release announcing its earnings for the quarter ended June 30, 2023 and distributed certain supplemental information. The press release and supplemental financial information have also been posted in the investor relations/presentations section of the Company’s website at www.clarosmortgage.com.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release and supplemental financial information attached to this report as Exhibits 99.1 and 99.2, respectively, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated August 1, 2023
99.2	Second Quarter 2023 Supplemental Financial Report
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLAROS MORTGAGE TRUST, INC.

Date:	August 1, 2023	By:	/s/ Jai Agarwal
Jai Agarwal Chief Financial Officer (Principal Financial and Accounting Officer)